Exhibit 99.3

FIRST AMENDMENT TO SUBLEASE AGREEMENT
THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (this “First Amendment”) is made as of the 6th day of October, 2015 by and among VALLEY RIVER PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Prime Landlord”), VALLEY RIVER NURSING, LLC, a Georgia limited liability company (“Landlord”) and HIGHLANDS OF FORT SMITH, LLC, a Delaware limited liability company (“Tenant”).
RECITALS
A.     Prime Landlord, Landlord and Tenant entered into that Sublease Agreement dated as of July 17, 2015 (the “Lease”). Landlord leases the Premises from Prime Landlord pursuant to the Prime Lease.
B.    Prime Landlord, Landlord and Tenant have agreed to amend the Lease on the terms and conditions hereinafter set forth.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, Prime Landlord, Landlord and Tenant, intending to be legally bound, hereby agree as follows:
1.Recitals Incorporated: Certain Defined Terms. The recitals set forth above are incorporated into this First Amendment and shall be deemed to be terms and provisions hereof, the same as if fully set forth in this Section 1. Capitalized terms that are not otherwise defined in this First Amendment shall have the same meanings ascribed to such terms in the Lease.
2.    Approval. This Amendment is subject to the approval of the lender holding a first priority mortgage on the Facility.
3.    Amendments.

a.	Section 1 of the Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:
1.Term. The “Term” of this Lease shall commence on November 1, 2015 (the “Commencement Date”) and shall continue until April 30, 2030. For purposes hereof, the “Lease Year One” shall mean the period beginning on the Commencement Date and ending on October 31, 2016 and “Lease Year Two” shall mean the period beginning on November 1, 2016 and ending on April 30, 2017. Thereafter, a “Lease Year” shall mean the twelve (12) month period commencing on May 1, 2016 and each anniversary thereof during each year of the Term. For purposes hereof, “Termination Date” shall mean the last day of the Term or the earlier date on which this Lease may be terminated as provided herein.

HNZW//3583-1
(River Valley)

b.	Section 2.1(b) of the Lease is hereby amended by changing the date “September 1, 2015” to “November 1, 2015”.

c.	Section 2.2(b) of the Lease is hereby amended by changing the date “September 1, 2015” to “November 1, 2015”.

d.	Section 2.3 of the Lease is hereby amended by changing the date “August 31, 2015” to “October 31, 2015” in both places in which such date appears.

e.	Section 3.1 is hereby deleted in its entirety and the following is inserted in lieu thereof:

(a)	Lease Year One. During the Lease Year One, Base Rent shall be equal to Forty Thousand and 00/100 Dollars ($40,000.00) per month.

(b)	Lease Year Two. During Lease Year Two, Base Rent shall be equal to Fifty Thousand and 00/100 Dollars ($50,000.00) per month.

(c)	Lease Year Three. During Lease Year Three, Base Rent shall be equal to one-hundred two percent (102%) of the Base Rent paid for the immediately preceding Lease Year.

(d)	Lease Years 4 through 6. During Lease Years 4, 5 and 6, Base Rent shall be equal to one-hundred three percent (103%) of the Base Rent paid for the immediately preceding Lease Year.

(e)	Lease Years 7 through 15. During Lease Years 7 through 15, Base Rent shall be equal to one-hundred three and one-half percent (103.5%) of the Base Rent paid for the immediately preceding Lease Year.

f.	Section 3.2 of the Lease is hereby deleted in its entirety.

g.	Section 3.6 of the Lease is hereby deleted in its entirety.

h.	Section 4 of the Lease is amended by deleting the first sentence thereof in its entirety and by substituting the following in lieu thereof:
Tenant shall deposit with the Landlord and maintain during the Term the sum of Fifty Thousand and 00/100 Dollars ($50,000.00) as a security deposit (the “Security Deposit”) which Landlord shall hold as security for the full and faithful performance by Tenant of every material term, provision, obligation and covenant under this Lease and any Related Lease subject to the terms and conditions of this Lease.

i.	Section 7 of the Lease is hereby amended by deleting the last paragraph thereof in its entirety.

HNZW//3583-1
(River Valley)

j.	Section 13(i) of the Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:
(i) The failure of Highlands Arkansas Holdings, LLC to make any payment of principal or interest when due under that certain Second Replacement Promissory Note dated as of August 21, 2015 given in favor of AdCare Health Systems, Inc.

k.	The Lease is further amended by adding new Section 32 at the end thereof as follows:
32.     Structural and Other Drainage-Related Issues. In addition to any other agreements of Prime Landlord or Landlord contained in this lease or the Transfer Agreement, Prime Landlord and Landlord agree to repair at their expense the structural and other drainage-related issues existing at the Facility prior to the Commencement Date (as identified in Tenant's due diligence) if such items: (i) pose a safety threat to any resident or employee of the Facility (in Tenant's reasonable judgment); (ii) are determined by any regulatory or certification body to be a life safety threat; (iii) impair daily operation of the Facility (in Tenant's reasonable judgment); or (iv) cause an increase in Tenant's insurance costs as a result of such issues. The scope and manner of repair must be approved by Prime Landlord and Tenant in writing prior to commencement of said repairs. All such required repairs shall be performed within a reasonable time frame by a contractor selected by Prime Landlord.
l.    Schedule 1 to the Lease is hereby deleted in its entirety and Schedule 1 attached to the First Amendment is substituted in lieu thereof.
3.    No Other Changes. Except as amended by the terms of this First Amendment, the Lease shall remain in full force and effect and the parties hereto hereby affirm the same.
4.No Waiver. Neither the entering into of this First Amendment nor any provision set forth herein shall be construed to be a waiver of any condition to performance under or breach of the terms of the Lease.
5.Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. To facilitate execution and delivery of this Agreement, the parties may exchange counterparts of the executed signature pages by facsimile or other electronic transmission.
6.Entire Agreement. This First Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

HNZW//3583-1
(River Valley)

7.Authority. The parties signing below on behalf of Prime Landlord, Landlord and Tenant represent and warrant that they have the authority and power to bind their respective party.

[Signatures on Following Page]

HNZW//3583-1
(River Valley)

IN WITNESS WHEREOF, the parties have duly caused this First Amendment to Sublease Agreement to be executed as of the day and year first written above.

PRIME LANDLORD:

VALLEY RIVER PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/ William McBride
Name:	William McBride
Title:	Manager

LANDLORD:

VALLEY RIVER NURSING, LLC,
a Georgia limited liability company

By:	/s/ William McBride
Name:	William McBride
Title:	Manager

TENANT:

HIGHLANDS OF FORT SMITH, LLC,
a Delaware limited liability company

By:	/s/ R. Denny Barnett
Name:	R. Denny Barnett
Title:	Chief Manager

HNZW//3583-1
(River Valley)

SCHEDULE 1
RELATED FACILITIES

Facility Name	Prime Landlord Affiliates	Landlord Affiliates	Tenant Affiliates	Address	Bed Number Facility Type
Homestead Manor Nursing Home	Homestead Property Holdings, LLC	Homestead Nursing, LLC	Highlands of Stamps, LLC	826 North Street Stamps, AR 71860-4522	104 bed SNF
Heritage Park Nursing Center	Park Heritage Property Holdings, LLC	Park Heritage Nursing, LLC	Highlands of Rogers Dixieland, LLC	1513 S. Dixieland Road Rogers 72758-4935	110 bed SNF
Stone County Nursing and Rehabilitation Center	Mt. V Property Holdings, LLC	Mountain View Nursing, LLC	Highlands of Mountain View SNF, LLC	706 Oak Grove Street Mountain View, AR 72560-8601	97 bed SNF
Stone County Residential Care Facility	Mountain Top Property Holdings, LLC	Mountain Top ALF, LLC	Highlands of Mountain View RCF, LLC	414 Massey Avenue Mountain View, AR 72560-6132	32 bed ALF
West Markham Sub Acute and Rehabilitation Center	Little Rock HC&R Property Holdings, LLC	Little Rock HC&R Nursing, LLC	Highlands of Little Rock West Markham, LLC	5720 West Markham Street Little Rock, AR 72205-3328	154 bed SNF
Woodland Hills Healthcare and Rehabilitation	Woodland Hills HC Property Holdings, LLC	Woodland Hills HC Nursing, LLC	Highlands of Little Rock Riley, LLC	8701 Riley Dr. Little Rock, AR 72205-6509	140 bed SNF
Northridge Healthcare and Rehabilitation	Northridge HC&R Property Holdings, LLC	Northridge HC&R Nursing, LLC	Highlands of Little Rock John Ashley, LLC	2501 John Ashley Dr. North Little Rock, AR 72114-1815	140 bed SNF
Cumberland Health and Rehabilitation Center	APH&R Property Holdings, LLC	APH&R Nursing, LLC	Highlands of Little Rock South Cumberland, LLC	1516 South Cumberland Street Little Rock, AR 72202-5065	120 bed SNF
River Valley Health and Rehabilitation Center	Mt. V Property Holdings, LLC	Valley River Nursing, LLC	Highlands of Fort Smith, LLC	5301 Wheeler Avenue, Fort Smith, AR 72901-8339	129 bed SNF

HNZW//3583-1
(River Valley)